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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 15, 2004



                          Eyetech Pharmaceuticals, Inc.
               (Exact Name of Registrant as Specified in Charter)

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
          Delaware                      000-50516                13-4104684
----------------------------           -----------            ----------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                File Numbers)          Identification No.)
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
             3 Times Square, 12th Floor
                    New York, NY                                10036
      ----------------------------------------                ----------
      (Address of Principal Executive Offices)                (Zip Code)
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       Registrant's telephone number, including area code: (212) 824-3100


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

      On June 15, 2004, Eyetech Pharmaceuticals, Inc. announced the appointment of Phillip M. Satow as a member of Eyetech's Board of Directors and the resignation of Michael G. Mullen from the Board. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
Date: June 15, 2004              EYETECH PHARMACEUTICALS, INC.


                                 By:    /s/ Glenn P. Sblendorio

                                 Name:  Glenn P. Sblendorio
                                 Title: Senior Vice President, Finance and
                                        Chief Financial Officer
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                                  EXHIBIT INDEX

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
Exhibit No.    Description
-----------    -----------
   99.1        Press release dated June 15, 2004 announcing the appointment of
               Phillip M. Satow as a member of Eyetech's Board of Directors and the resignation of Michael G. Mullen from the Board.
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